UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 6, 2017

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

CytoSorbents Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 6, 2017. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of five (5) directors to serve until the Company’s 2018 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;
2.	The approval of an amendment and restatement of the CytoSorbents Corporation 2014 Long-Term Incentive Plan; and
3.	The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

At the close of business on April 12, 2017, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 28,108,382 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 20,518,756 shares of the Company’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the five directors were elected, and the other proposals submitted to stockholders were approved.

Proposal No. 1 — Election of Directors

The vote with respect to the election of directors was as follows:

Nominees	For	Withheld	Broker Non-Votes
Phillip P. Chan	7,180,752	493,954	12,844,050
Al W. Kraus	6,554,788	1,119,918	12,844,050
Edward R. Jones	7,328,013	346,693	12,844,050
Michael G. Bator	6,874,455	800,251	12,844,050
Alan D. Sobel	7,302,263	372,443	12,844,050

Proposal No. 2 — Approval of Amendment and Restatement of CytoSorbents Corporation 2104 Long-Term Incentive Plan

The vote with respect to the proposal to approve an amendment and restatement of the CytoSorbents Corporation 2014 Long-Term Incentive Plan was as follows:

For	Against	Abstain
4,987,879	2,627,462	59,365

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of WithumSmith+Brown PC as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was as follows:

For	Against	Abstain
20,082,051	282,152	154,553

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2017	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	President and Chief Executive Officer